UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2023
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
Kulicke and Soffa Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on March 2, 2023 at 1:00 p.m. Singapore Time (the “2023 Annual Meeting”). Below is a brief description of each matter submitted to a vote at the 2023 Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

The Company’s shareholders elected Dr. Fusen E. Chen and Mr. Gregory F. Milzcik as directors to serve until the 2027 Annual Meeting of Shareholders and until such person’s successor is duly elected and qualified. The votes were cast as follows:

	For	Withhold	Broker Non-Votes
Dr. Fusen E. Chen	44,412,662	393,459	4,658,019
Gregory F. Milzcik	36,466,542	8,339,579	4,658,019

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The votes were cast as follows:

For	Against	Abstain
49,057,071	334,227	72,842

The Company’s shareholders approved, on a non-binding basis, the overall compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
43,885,009	759,686	161,426	4,658,019

The Company’s shareholders approved, on a non-binding basis, the frequency where shareholders will vote to approve the overall compensation of the Company’s named executive officers as described in the Company’s Proxy Statement. The votes were cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
42,739,905	47,875	1,947,958	70,383	4,658,019

In light of the shareholders’ advisory vote in favor of “1 Year” with respect to the voting item directly above, the Company has determined to include the non-binding shareholder advisory vote on the overall compensation of the Company’s named executive officers in the Company’s Proxy Statement on an annual basis, until the next required say-on-pay frequency vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 3, 2023	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)